Exhibit 10.1

To: NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED

Sixth Floor

President Place

Corner of Jan Smuts Avenue and Bolton Road

Rosebank, 2196

Email: alex.smith@net1.com

Attention: Alex Smith

From: FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION) (in its capacity as Facility Agent under the CTA (defined below))

22 March, 2022

Dear Sirs,

NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED
SENIOR TERM LOAN FACILITIES

1. BACKGROUND

1.1 We refer to:

1.1.1 the common terms agreement dated on or about 21 July, 2017 between, amongst others, Net1 Applied Technologies South Africa Proprietary Limited (the Borrower) and FirstRand Bank Limited (acting through its Rand Merchant Bank division) (as original senior lender, mandated lead arranger and the facility agent) as amended from time to time (the CTA); and

1.1.2 the Senior Facility G Agreement (together with the CTA, the Relevant Finance Documents).

1.2 This letter is supplemental to and amends the Senior Facility G Agreement pursuant to clause 35 (Amendments and waivers) of the CTA.

1.3 Pursuant to the Intercreditor Agreement, the Majority Lenders have consented to the amendments to the Senior Facility G Agreement contemplated by this letter.  Accordingly, we are authorised to execute this letter on behalf of the Finance Parties.

2. INTERPRETATION

2.1 Capitalised terms defined in the Relevant Finance Documents, as applicable, have the same meaning when used in this letter unless expressly defined in this letter.

2.2 The provisions of clause 1.3 (Construction) of the CTA apply to this letter as though they were set out in full in this letter except that references to the CTA are to be construed as references to this letter.

2.3 In this letter, Effective Date means the date on which this letter has been signed by all the Parties to it.

3. AMENDMENTS

3.1 Common Terms Agreement

The CTA will be amended on, and with effect from, the Effective Date as follows:

3.1.1 clause 1.1.162 (Definitions) of the CTA will be deleted in its entirety and replaced with the following new clause 1.1.162:

"1.1.162 Senior Facility G Agreement means the R768,975,000 bullet term loan facility agreement, dated on or about the Fourth Amendment and Restatement Date, between the Original Senior Facility G Lenders, the Facility Agent and the Borrower (as borrower)."

3.1.2 The Senior Facility G Commitment set out in Part II of Schedule 1 is deleted in its entirety and replaced with the following amount R768,975,000

3.2 Senior Facility G Agreement

The Senior Facility G Agreement will be amended on, and with effect, from the Effective Date as follows:

3.2.1 The description of the Senior Facility G Agreement on its front page shall be deleted in its entirety and replaced with the following new description:

"R768,975,000 SENIOR TERM LOAN FACILITY"

3.2.2 new clause 1.1.12A (Definitions) of the Senior Facility G Agreement will be inserted after existing clause 1.1.12 of the Senior Facility G Agreement:

"1.1.12A Quarterly Adjusted EBITDA means the Quarterly EBITDA of the Original South African Businesses adjusted for the restructuring costs of R100,000,000 (or such other amount agreed by the Lender)."

3.2.3 new clause 1.1.12B (Definitions) of the Senior Facility G Agreement will be inserted after clause 1.1.12A of the Senior Facility G Agreement:

"1.1.12B Quarterly EBITDA means the EBITDA of the Original South African Businesses for each quarter of each of its financial years."

3.2.4 clause 13 (Discussion Trigger Events) of the Senior Facility G Agreement will be deleted in its entirety and replaced with the following new clause 13:

"13.1 The Borrower shall ensure that the Original South African Businesses meet the following hurdles on the Interest Payment Dates set out below:

31 March, 2022
Number of EasyPay Everywhere accounts	990,000
Quarterly Adjusted EBITDA of the Original South African Businesses	-R35,000,000
Receivables balance of Moneyline	R336,600,000

	30 June, 2022	30 September, 2022	31 December, 2022
Number of EasyPay Everywhere accounts	1,040,000	1,100,000	1,170,000
Quarterly EBITDA of the Original South African Businesses	R18,000,000	R22,500,000	R40,700,000
Receivables balance of Moneyline	R351,900,000	R361,250,000	R377,400,000
	31 March, 2023	30 June, 2023
Number of EasyPay Everywhere accounts	1,230,000	1,320,000
Quarterly EBITDA of the Original South African Businesses	R63,300,000	R82,700,000
Receivables balance of Moneyline	R408,850,000	R423,725,000

each a "Discussion Hurdle".

13.2 With effect from 31 March, 2022, the Borrower shall set out compliance with each Discussion Hurdle within 75 days of each Interest Payment Date.

13.3 If the Original South African Businesses do not meet a Discussion Hurdle on an Interest Payment Date, a "Discussion Trigger Event" shall occur.

13.4 If a Discussion Trigger Event occurs, the Senior Facility G Lender shall have the right to discuss the business of the Group with management of any member of the Group and VCP."

4. REPRESENTATIONS

The Borrower confirms to each Finance Party that on the date of this letter and on the Effective Date, all the representations and warranties set out in clause 19 of the CTA:

4.1 are true; and

4.2 would also be true if references to the CTA were construed as references to the CTA as amended by this letter.

Each representation and warranty is applied to the circumstances existing at the time the representation and warranty is made.

5. MISCELLANEOUS

5.1 This letter is a Finance Document.

5.2 From the Effective Date, the Relevant Finance Documents and this letter will be read and construed as one document.

5.3 Except as expressly otherwise provided in this letter, no amendment, variation or change is made to any Finance Document and all the Finance Documents remain in full force and effect in accordance with their terms.

5.4 Except to the extent expressly waived in this letter, no waiver of any provision of any Finance Document is given by the terms of this letter and the Finance Parties expressly reserve all their rights and remedies in respect of any breach of, or other Default under, the Finance Documents.

6. COUNTERPARTS

This letter may be executed in any number of counterparts, each of which when executed shall constitute a duplicate original, but all the counterparts together shall constitute one letter. Delivery of an executed scanned counterpart of a signature page of this letter by e-mail shall be effective as delivery of an original executed counterpart hereof.

7. GOVERNING LAW

This letter is governed by the laws of South Africa.

If you agree to the above, please sign where indicated below.

Yours sincerely,

FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)

(in its capacity as Facility Agent)

By:

/s/ Wade Cresswell	/s/ Kedy Mazibuko

Name: Wade Cresswell	Name: Kedy Mazibuko

Date: 22 March 2022	Date: 22 March 2022

We agree to the above.

NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED

EASYPAY PROPRIETARY LIMITED

MONEYLINE FINANCIAL SERVICES PROPRIETARY LIMITED

NET1 APPLIED TECHNOLOGIES NETHERLANDS BV

NET1 FINANCE HOLDINGS PROPRIETARY LIMITED

NET1 UNIVERSAL ELECTRONIC TECHNOLOGICAL SOLUTIONS PROPRIETARY LIMITED

PRISM HOLDINGS PROPRIETARY LIMITED

PRISM PAYMENT TECHNOLOGIES PROPRIETARY LIMITED

PROS SOFTWARE PROPRIETARY LIMITED

RMT SYSTEMS PROPRIETARY LIMITED

SMARTSWITCH NETHERLANDS HOLDINGS BV

By:

/s/ Alex M.R. Smith

(who warrants his authority)

Name:  Alex M.R. Smith

Date:    22 March 2022

NET1 UEPS TECHNOLOGIES, INC.

By:

/s/ Alex M.R. Smith

(who warrants his authority)

Name:  Alex M.R. Smith

Date:    22 March 2022